SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : AUGUST 5, 2003
                                                                   -------

                          COMMISSION FILE NO. 000-49698


                            AERO MARINE ENGINE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               NEVADA                                    98-0353007
------------------------------------         -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



                23960 MADISON STREET, TORRANCE, CALIFORNIA 90505
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (310) 791-4642
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)



                             FORMER NAME AND ADDRESS
                       ----------------------------------
                            PRINCETON VENTURES, INC.
                           SUITE 502, 595 HOWE SRTEET
                 VANCOUVER, BRITISH COLUMBIA, CANADA     V6C 2T5

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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective August 5, 2003, the client-auditor relationship between Aero Marine Engine, Inc., formerly Princeton Ventures, Inc. (the "Company") and Morgan & Company, Chartered Accountants, a Professional Accountancy Corporation ("Morgan") ceased as the former accountant was dismissed. On August 6, 2003, the Company engaged Epstein, Weber & Conover, PLC as its principal independent public accountant.

Epstein, Weber & Conover, PLC is succeeding Morgan.    Morgan's report on the
balance sheet of the Company as of June 30, 2002 and 2001, and the statements of loss and deficit accumulated during the exploration stage, cash flows, and stockholders' equity for the year ended June 30, 2002, for the period from May 10, 2001 to June 30, 2001, and for the period from May 10, 2001 (date of inception) to June 30, 2002 and any later interim period up to and including the date the relationship with Morgan ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except as it relates to the auditors' issuance of a going concern opinion on the financial statements for the year ended June 30, 2002.

In connection with the audit of the Company's two most recent fiscal years ending June 30, 2002 and any later interim period, including the interim period up to and including the date the relationship with Morgan ceased, there have been no disagreements with Morgan on any matters of accouting priciples or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Morgan would have caused Morgan to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. Since the Company's incorporation on May 10, 2001, there have been no reportable events as defined in Item 301(a)(1)(v) of Regulation S-K.

The Company has authorized Morgan to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Morgan review the disclosure and Morgan has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Epstein, Weber & Conover, PLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Morgan, the Company's previous independent accountant, as there were no such disagreements or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) from the Company's incorporation on May 10, 2001 through June 30, 2002 and any later interim period, including the interim period up to and including the date the relationship with Morgan ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Epstein, Weber & Conover, PLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Epstein, Weber & Conover, PLC did not furnish a letter to the Commission.

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c)  Exhibits:

     15.1(*)  LETTER  FROM  MORGAN  &  COMPANY,  CHARTERED  ACCOUNTANTS

* FILED HEREIN



                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AERO  MARINE  ENGINE,  INC.

August  6,  2003
/s/  Garth  S.  Bailey
---------------------------------
Garth  S.  Bailey
Chief  Executive  Officer

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